SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported): September 25, 2003


                   Bear Stearns Asset Backed Funding II Inc.
                         Whole Auto Loan Trust 2003-1


                   BEAR STEARNS ASSET BACKED FUNDING II INC.
      ------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

             Delaware                          333-107577                           22-3863780
-------------------------------------      ------------------       --------------------------------------
   (State or Other Jurisdiction of            (Commission              (I.R.S. Employer Identification
           Incorporation)                     File Number)                             No.)

                              383 Madison Avenue
                           New York, New York 10179
      ------------------------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 272-2000
                                                          ----- --------

Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Bear Stearns Asset Backed Funding II Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Whole Auto Loan Trust 2003-1, Asset-Backed Notes (the "Notes").

     In connection with the offering of the Notes, Bear, Stearns & Co. Inc. ("Bear Stearns"), as an underwriter of the Notes, has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided Bear Stearns with certain information regarding the characteristics of the receivables in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Notes, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the receivables; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibit 99.1 hereto are filed on Form SE dated September 29, 2003.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         -------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Computational Materials filed on Form SE dated September 29, 2003.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BEAR STEARNS ASSET BACKED FUNDING II INC.



                                 By:  /s/ Brant Brooks
                                      ---------------------------------
                                      Name:   Brant Brooks
                                      Title:  Senior Vice President



Dated:  September 29, 2003

Exhibit Index
-------------

Exhibit                                                                    Page
-------                                                                    ----


99.1   Computational Materials filed on Form SE dated September 29, 2003.    6

                                 EXHIBIT 99.1


                   Filed on Form SE dated September 29, 2003